UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22501

Name of Fund:   BlackRock Multi-Sector Opportunities Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:   John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector

              Opportunities Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:   (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Multi-Sector Opportunities Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at 1-800-699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of December 31, 2018	BlackRock Multi-Sector Opportunities Trust

Investment Objective

BlackRock Multi-Sector Opportunities Trust’s (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group or Fitch Ratings, or securities that are judged to be of comparable quality by the investment advisers. It is anticipated that the Trust will terminate on February 22, 2024 (the “Termination Date”); however, the Board of Trustees may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to the money they invest until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018
Termination Date(a)	February 22, 2024
Current Quarterly Distribution per Common Share(b)	$1.8750
Current Annualized Distribution per Common Share(b)	$7.5000
Economic Leverage as of December 31, 2018(c)	22%

(a)	The Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 6.

Net Asset Value Per Share Summary

	12/31/18	02/23/18 (a)	Change	High	Low
Net Asset Value	$90.55	$100.00	(9.45)%	$100.15	$90.33

(a)	Commencement of operations.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/18
Corporate Bonds	39%
Asset-Backed Securities	22
Floating Rate Loan Interests	15
Non-Agency Mortgage-Backed Securities	12
Foreign Agency Obligations	6
Preferred Securities	4
Short-Term Securities	2
Other	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: U.S. Government Sponsored Agency Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (b)(c)

Credit Rating	12/31/18
A	1%
BBB/Baa	10
BB/Ba	39
B	27
CCC/Caa	4
CC/Ca	1
N/R	18

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2018 (continued)	BlackRock Multi-Sector Opportunities Trust

Performance and Portfolio Management Commentary

Returns for the period since inception (February 23, 2018) to December 31, 2018 were as follows:

Returns Based On
Net Asset Value
Trust(a)	(3.95)%
Lipper General Bond Funds(b)	(0.22)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based NAV:

What factors influenced performance?

The Trust’s exposure to emerging markets detracted from performance as the sector came under pressure in the second quarter of 2018. Exposure to collateralized loan obligations also detracted from performance, reflecting weakness in the broader credit markets in the last quarter of the year. Allocations to U.S. high yield corporate credit and European credit had a negative impact on return as well.

Conversely, the largest contribution to the Trust’s performance during the period came from exposure to securitized assets, most notably commercial mortgage-backed securities and non-agency residential mortgage-backed securities. An allocation to bank loans also added to return. Additionally, private assets held in the portfolio contributed positively to absolute performance.

Describe recent portfolio activity.

Following the Trust’s inception on February 23, 2018, the investment adviser focused on increasing exposure to publicly offered debt securities. During the second quarter of 2018, the Trust focused on maintaining a varied allocation to high yielding securities while being opportunistic given expectations for elevated market volatility. The Trust also invested in four private deals. Throughout the third quarter of 2018, the Trust continued to add exposure in publicly offered debt securities and increased exposure to European credit. During the fourth quarter, the Trust increased exposure to U.S. high yield and investment grade corporate credit, as well as to European credit, with a focus in short term issues given their relatively attractive income profile. The Trust reduced exposure to bank loans in the fourth quarter, helping to limit the impact of the December selloff in credit assets. The Trust closed a private deal in the residential housing sector in the fourth quarter, while selling one of its private investments at a profit.

Describe portfolio positioning at period end.

As of December 31, 2018, the Trust’s portfolio carried leverage of 22%. The effective duration of the portfolio was 2.96 years. The Trust maintained varied exposure across non-government sectors, including emerging markets, high yield corporate bonds, investment grade corporate bonds and securitized assets. At period-end, the Trust held four private investments, comprising approximately 11% of total assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	5

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust would incur expenses in connection with the use of leverage, all of which would be borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under any reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not be subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 27.0%
Ajax Mortgage Loan Trust(a)(b):
Series 2018-A, Class B, 0.00%, 04/25/58(l)	USD	454	$249,943
Series 2018-B, Class A, 3.75%, 02/26/57		1,501	1,447,325
Series 2018-B, Class B, 0.00%, 02/26/57(l)		657	183,880
ALLEGRO CLO VIII Ltd., Series 2018-2A, Class E, 8.14%, 07/15/31(b)(c)		1,500	1,346,885
Anchorage Capital CLO Ltd.(b)(c):
Series 2013-1A, Class DR, 9.24%, 10/13/30		3,050	2,907,292
Series 2014-5RA, Class E, 7.84%, 01/15/30		1,000	876,607
Series 2015-6A, Class SUB2, 0.00%, 07/15/30(l)		2,000	1,214,968
Series 2018-1RA, Class SUB, 0.00%, 04/13/31(l)		1,000	842,505
APIDOS CLO XV, Series 2013-15A, Class ERR, 8.17%, 04/20/31(b)(c)		1,000	882,122
Apidos CLO XXIX, Series 2018-29A, Class D, 7.64%, 07/25/30(b)(c)		2,000	1,720,648
Ares XLIV CLO Ltd., Series 2017-44A, Class D, (3 mo. LIBOR US + 6.55%), 8.99%, 10/15/29(b)(d)		750	698,809
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, 8.59%, 10/15/30(b)(c)		2,200	2,006,255
ASSURANT CLO III Ltd., Series 2018-2A, Class E, 8.31%, 10/20/31(b)(c)		1,000	881,699
Atrium XIII, Series 13A, Class E, 8.53%, 11/21/30(b)(c)		1,000	900,419
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(c)		2,300	1,924,017
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.47%, 10/24/29(b)(c)		1,000	907,896
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, (1 mo. LIBOR + 1.00%), 3.51%, 12/28/40(b)(d)		2,294	2,127,194
Bean Creek CLO Ltd., Series 2015-1A, Class ER, 8.22%, 04/20/31(b)(c)		1,500	1,282,452
BlueMountain CLO XXII Ltd., Series 2018-22A, Class E, 7.41%, 07/15/31(b)(c)		2,000	1,698,488
Canyon CLO Ltd., Series 2018-1A, Class E, 8.19%, 07/15/31(b)(c)		1,250	1,114,336
Carlyle Global Market Strategies CLO Ltd.(b):
Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.30%), 7.77%, 04/20/27(d)		1,000	985,168
Series 2016-2A, Class D2R, 7.61%, 07/15/27(c)		1,000	886,626
Carlyle US CLO Ltd.(b):
Series 2016-4A, Class DR, 7.87%, 10/20/27(c)		250	219,056
Series 2017-2A, Class D, (3 mo. LIBOR US + 6.15%), 8.62%, 07/20/31(d)		1,000	915,772
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, 7.82%, 04/20/31(b)(c)		2,000	1,747,561
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ER, 8.37%, 10/20/28(b)(c)		250	228,952
Cent CLO 17 Ltd., Series C17A, Class DR, 8.52%, 04/30/31(b)(c)		1,000	899,927
Deer Creek CLO Ltd., Series 2017-1A, Class E, 8.82%, 10/20/30(b)(c)		1,000	906,988
Dewolf Park CLO Ltd., Series 2017-1A, Class E, 8.64%, 10/15/30(b)(c)		1,500	1,364,341
Dryden Senior Loan Fund, Series 2017-47A, Class E, (3 mo. LIBOR US + 6.20%), 8.64%, 04/15/28(b)(d)		610	559,533
Finance of America Structured Securities Trust, Series 2018-HB1, Class M5, 6.00%, 09/25/28(a)(b)(c)		2,000	1,916,800
Goldentree Loan Management US CLO Ltd., Series 2017-2A, Class E, 7.17%, 11/28/30(b)(c)		1,500	1,221,262
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, 8.17%, 10/29/29(b)(c)		500	444,656
GSAMP Trust, Series 2004-HE1, Class M1, (1 mo. LIBOR US + 0.83%), 3.33%, 05/25/34(d)		1,873	1,813,116

Security		Par (000)	Value

Asset-Backed Securities (continued)
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1B, (1 mo. LIBOR US + 0.23%), 2.70%, 05/19/47(d)	USD	2,141	$1,717,337
Highbridge Loan Management Ltd., Series 12A-18, Class D, 7.52%, 07/18/31(b)(c)		1,120	959,096
HPS Loan Management Ltd., Series 11A-17, Class E, (3 mo. LIBOR US + 6.10%), 8.69%, 05/06/30(b)(d)		600	541,235
Invitation Homes Trust, Series 2018-SFR1, Class F, 4.96%, 03/17/37(b)(c)		2,000	1,983,913
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M2, (1 mo. LIBOR US + 0.36%), 2.87%, 02/25/36(d)		2,787	2,377,363
KKR CLO Ltd.(b)(c):
Series 12, Class ER2, 8.58%, 10/15/30		1,000	906,857
Series 22A, Class E, 8.37%, 07/20/31		2,000	1,807,640
LCM XVIII LP, Series 18A, Class ER, 8.42%, 04/20/31(b)(c)		1,000	901,999
LCM XXI LP, Series 21A, Class ER, 8.22%, 04/20/28(b)(c)		1,500	1,369,904
Madison Park Funding X Ltd., Series 2012-10X, 0.00%, 01/20/25(c)(l)		2,250	1,664,453
Madison Park Funding XIII Ltd., Series 2014-13A, Class ER, 8.20%, 04/19/30(b)(c)		2,000	1,803,417
Madison Park Funding XXIII Ltd., Series 2017-23A, Class E, 8.76%, 07/27/30(b)(c)		500	464,466
Madison Park Funding XXV Ltd., Series 2017-25A, Class D, (3 mo. LIBOR US + 6.10%), 8.59%, 04/25/29(b)(d)		500	459,117
Madison Park Funding XXVIV Ltd., Series 2007-4A, Class ER, 9.01%, 07/29/30(b)(c)		500	470,649
Madison Park Funding XXX Ltd.(c):
Series 2012-30X, Class C, 7.39%, 04/15/29		250	216,068
Series 2018-30A, Class E, 7.39%, 04/15/29(b)		1,250	1,080,341
MCM Trust, Series 2018(a)(c):
Class NPL 1, 2.51%, 06/25/58		5,460	873,600
Class NPL 4, 2.51%, 06/01/57(b)		2,219	2,179,023
MP CLO VIII Ltd., Series 2015-2A, Class ER, 7.96%, 10/28/27(b)(c)		1,000	986,359
Nationstar HECM Loan Trust(b)(c):
Series 2018-1A, Class M4, 4.70%, 02/25/28		1,607	1,602,162
Series 2018-1A, Class M5, 6.00%, 02/25/28		3,831	3,767,788
Series 2018-2A, Class M5, 6.00%, 07/25/28		2,000	1,934,600
New Century Home Equity Loan Trust, Series 2001-NC2, Class M2, (1 mo. LIBOR US + 1.88%), 4.35%, 09/20/31(d)		2,050	2,061,394
Octagon Investment Partners 34 Ltd., Series 2017-1A(b)(c):
Class E1, 7.97%, 01/20/30		469	415,809
Class E2, 7.97%, 01/20/30		544	482,560
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class ERR, 7.92%, 01/22/30(b)(c)		1,000	871,058
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class ER, 8.19%, 07/15/27(b)(c)		3,250	3,051,237
OHA Loan Funding Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.50%), 8.97%, 01/20/28(b)(d)		500	472,098
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		2,159	2,018,709
OZLM XIV Ltd., Series 2015-14A, Class DR, 8.24%, 01/15/29(b)(c)		2,000	1,804,447
OZLM XVIII Ltd., Series 2018-18A, Class SUB, 0.00%, 04/15/31 (b)(c)(l)		950	857,199
OZLM XX Ltd., Series 2018-20A, Class D, 8.27%, 04/20/31(b)(c)		2,000	1,792,708
Palmer Square CLO Ltd., Series 2018-2A, Class D, 7.86%, 07/16/31(b)(c)		1,500	1,319,440

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Park Avenue Institutional Advisers CLO Ltd.(b)(c):
Series 2016-1A, Class DR, 8.53%, 08/23/31	USD	2,000	$1,789,069
Series 2018-1A, Class D, 8.64%, 10/20/31		400	364,334
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WCW1, Class M3, (1 mo. LIBOR US + 1.88%), 4.38%, 09/25/34(d)		2,834	2,834,381
Progress Residential Trust, Series 2018-SFR2, Class F, 4.95%, 08/17/35(b)		2,000	1,973,628
Regatta VI Funding Ltd., Series 2016-1A, Class ER, 7.47%, 07/20/28(b)(c)		250	231,575
Rockford Tower CLO Ltd.(b):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 7.84%, 04/15/29(d)		2,000	1,755,692
Series 2017-3A, Class E, 8.22%, 10/20/30(c)		1,000	893,407
Series 2018-1A, Class E, 8.49%, 05/20/31(c)		1,000	897,119
Seasoned Credit Risk Transfer Trust Series, Class BX(c):
Series 2018-1, 6.88%, 05/25/57(a)		4,621	2,330,587
Series 2018-2, 2.42%, 11/25/57		3,903	1,633,843
Silver Creek CLO Ltd., Series 2014-1A, Class E1R, (3 mo. LIBOR US + 5.62%), 8.09%, 07/20/30(b)(d)		1,000	903,236
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.65%), 9.13%, 01/23/29(b)(d)		2,000	1,888,935
Strata CLO, Ltd.(b)(c):
0.00%, 01/15/18(l)		1,750	1,487,500
10.10%, 01/15/31		500	485,000
TICP CLO VI Ltd., Series 2016-6A, Class E, (3 mo. LIBOR US + 6.55%), 8.99%, 01/15/29(b)(d)		1,500	1,405,975
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.95%, 07/15/29(b)(d)		1,000	935,088
TRESTLES CLO II Ltd., Series 2018-2A, Class D, 8.08%, 07/25/31(b)(c)		1,500	1,342,867
Tricon American Homes Trust, Series 2018-SFR1, Class F, 4.96%, 05/17/37(b)		3,000	2,987,319
York CLO Ltd., Series 2015-1A, Class ER, 8.12%, 01/22/31(b)(c)		500	442,853
York CLO-2 Ltd., Series 2015-1A(b)(c):
Class F, 9.72%, 01/22/31		250	216,952
Class SUB, 0.00%, 01/22/31(l)		3,500	2,763,870

Total Asset-Backed Securities — 27.0% (Cost — $123,720,989)			114,100,774

Corporate Bonds — 48.1%

Aerospace & Defense — 0.6%
Arconic, Inc., 6.75%, 01/15/28(f)		1,209	1,168,196
TransDigm, Inc., 6.50%, 05/15/25(f)		1,330	1,270,150

			2,438,346

Air Freight & Logistics — 0.2%
XPO Logistics, Inc., 6.50%, 06/15/22(b)		770	763,263

Airlines — 0.7%
American Airlines Group, Inc., 6.41%, 04/22/25(a)		471	471,000
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd.:
8.38%, 05/10/20		708	680,565
8.38%, 05/10/20(b)(f)		2,000	1,922,500

			3,074,065

Auto Components — 0.4%
IHO Verwaltungs GmbH, (2.75% Cash or 3.50% PIK), 2.75%, 09/15/21(g)	EUR	130	147,458
Meritor, Inc., 6.25%, 02/15/24(f)	USD	1,330	1,270,150
Tenneco, Inc., 5.00%, 07/15/24	EUR	200	233,996

			1,651,604

Security		Par (000)	Value

Banks — 2.1%
Al Ahli Bank of Kuwait KSCP, 7.25%(c)(h)	USD	200	$198,000
Banco de Sabadell SA, 5.38%, 12/12/28(c)	EUR	700	803,027
Bank of East Asia Ltd.(5 year CMT + 3.83%), 5.50%(h)(i)	USD	400	391,000
Barclays Bank PLC, 6.63%, 03/30/22	EUR	600	770,364
BAWAG Group AG, 5.00%(c)(h)		800	823,290
Cooperatieve Rabobank UA, 4.63%(c)(h)		600	661,004
Erste Group Bank AG(5 year EUR Swap + 9.02%), 8.88%(h)(i)		1,000	1,283,240
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(c)		800	868,603
Industrial & Commercial Bank of China Asia Ltd.(5 year CMT + 3.14%), 4.25%(h)(i)	USD	380	358,798
Intesa Sanpaolo SpA, 3.88%, 07/14/27(b)		900	774,160
KBC Group NV, 4.25%(c)(h)	EUR	1,000	972,455
Skandinaviska Enskilda Banken AB(5 year USD Swap + 3.85%), 5.75%(h)(i)	USD	1,000	973,444

			8,877,385

Beverages — 0.5%
Central American Bottling Corp., 5.75%, 01/31/27(b)(f)		2,000	1,950,000

Building Products — 0.2%
BMBG Bond Finance SCA, 3.00%, 06/15/21	EUR	110	125,999
Buzzi Unicem SpA, 2.13%, 04/28/23		200	228,652
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/19(n)	USD	220	120,725
Masonite International Corp., 5.63%, 03/15/23(b)		570	552,900

			1,028,276

Chemicals — 2.0%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	109,990
Cydsa SAB de CV, 6.25%, 10/04/27(b)(f)	USD	2,000	1,787,500
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	200	223,994
Mexichem SAB de C.V., 5.88%, 09/17/44(b)(f)	USD	1,000	901,250
NOVA Chemicals Corp., 4.88%, 06/01/24(b)(f)		1,407	1,269,818
OCI NV, 5.00%, 04/15/23	EUR	200	233,545
Petkim Petrokimya Holding, 5.88%, 01/26/23(b)(f)	USD	2,000	1,815,000
Rock International Investment Co., 6.63%, 03/27/20		550	421,285
Solvay Finance SA(5 year EUR Swap + 3.70%), 5.43%(h)(i)	EUR	390	477,004
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25(b)(f)	USD	1,351	1,080,800

			8,320,186

Commercial Services & Supplies — 1.1%
AA Bond Co. Ltd., 4.25%, 07/31/43	GBP	110	142,877
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(b)(f)	USD	1,254	1,141,140
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		816	736,440
United Rentals North America, Inc.(f):
5.50%, 07/15/25		1,336	1,259,180
4.88%, 01/15/28		1,396	1,224,990

			4,504,627

Construction & Engineering — 1.5%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(b)(f)		2,000	1,842,500
PulteGroup, Inc.:
5.50%, 03/01/26		500	481,250
7.88%, 06/15/32(f)		1,138	1,177,830
Weekley Homes LLC/Weekley Finance Corp.(f):
6.00%, 02/01/23		1,325	1,238,875
6.63%, 08/15/25		1,381	1,267,067
Wijaya Karya Persero Tbk PT, 7.70%, 01/31/21	IDR	2,000,000	130,153

			6,137,675

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance — 0.5%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)	USD	2,000	$1,737,870
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(g)	EUR	300	323,101
Nexi Capital SpA, 4.13%, 11/01/23		110	124,465

			2,185,436

Containers & Packaging — 1.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 09/15/22(b)(f)	USD	1,150	1,095,375
4.13%, 05/15/23	EUR	200	232,709
4.75%, 07/15/27	GBP	250	288,365
BWAY Holding Co.:
4.75%, 04/15/24	EUR	200	224,322
5.50%, 04/15/24(b)	USD	846	795,240
Crown European Holdings SA, 2.25%, 02/01/23	EUR	200	229,136
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20	USD	581	580,011
7.00%, 07/15/24(b)		750	714,375

			4,159,533

Diversified Consumer Services — 0.2%
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	310	391,985
Verisure Holding AB, 3.50%, 05/15/23	EUR	271	304,350

			696,335

Diversified Financial Services — 3.4%
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	310	351,820
Barclays PLC(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(i)	EUR	200	226,149
BNP Paribas SA, 7.00%(c)(h)	USD	600	570,750
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	200	231,620
Credit Agricole SA(5 year USD Swap + 4.90%), 7.88%(h)(i)	USD	800	798,955
Credit Suisse Group AG(h):
(5 year USD Swap + 5.11%), 7.13%(i)		800	790,000
7.25%(b)(c)		200	188,670
7.50%(b)(c)(f)		900	877,500
Docuformas SAPI de CV, 9.25%, 10/11/22(b)		2,000	1,784,000
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	101,124
Gilex Holding Sarl, 8.50%, 05/02/23(b)	USD	1,195	1,208,444
HSBC Holdings PLC, 6.25%(c)(f)(h)		800	750,000
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)	EUR	370	403,655
New Lion Bridge Co. Ltd., 9.75%, 10/10/20	USD	400	360,150
Quicken Loans, Inc., 5.75%, 05/01/25(b)(f)		1,344	1,256,640
Scenery Journey Ltd., 11.00%, 11/06/20		400	401,000
Societe Generale SA(h):
7.38%(c)		800	745,000
(5 year USD Swap + 6.24%), 7.38%(i)		1,400	1,363,250
Tarjeta Naranja SA(Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 52.29%, 04/11/22(b)(d)		2,000	800,012
Verisure Midholding AB, 5.75%, 12/01/23	EUR	200	220,511
WMG Acquisition Corp., 4.13%, 11/01/24		180	211,907
Woori Bank(5 year CMT + 3.35%), 5.25%(h)(i)	USD	460	447,070
Worldpay Finance PLC, 3.75%, 11/15/22	EUR	100	120,819

			14,209,046

Diversified Telecommunication Services — 0.6%
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(g)	USD	1,028	1,013,865
SoftBank Group Corp., 4.00%, 04/20/23	EUR	410	482,676
Telecom Italia Capital SA, 6.38%, 11/15/33(f)	USD	1,239	1,118,359
Telecom Italia SpA, 4.88%, 09/25/20	EUR	110	133,553

			2,748,453

Security		Par (000)	Value

Electric Utilities — 0.8%
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(b)	USD	1,199	$1,155,536
Inkia Energy Ltd., 5.88%, 11/09/27(b)		1,000	925,000
Talen Energy Supply LLC, 10.50%, 01/15/26(b)(f)		1,433	1,218,050

			3,298,586

Electronic Components — 0.0%
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		240	205,352

Electronic Equipment, Instruments & Components — 0.1%
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	200	214,255

Energy Equipment & Services — 0.9%
Anton Oilfield Services Group, 9.75%, 12/05/20	USD	600	533,784
Bristow Group, Inc., 8.75%, 03/01/23(b)(f)		1,350	965,250
GREENKO Investment Co., 4.88%, 08/16/23		730	652,437
Neerg Energy Ltd., 6.00%, 02/13/22		600	561,750
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)(f)		1,185	1,178,876

			3,892,097

Equity Real Estate Investment Trusts (REITs) — 0.9%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)		750	723,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25(f)		1,000	947,500
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24(f)		1,895	1,876,050
MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 03/24/25	EUR	200	227,624

			3,774,924

Food & Staples Retailing — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	124,204
Tesco Corporate Treasury Services PLC, 1.38%, 10/24/23	EUR	200	223,146

			347,350

Food Products — 2.0%
Arcor SAIC, 6.00%, 07/06/23(b)(f)	USD	2,000	1,837,500
Grupo Bimbo SAB de CV, 5.95%(b)(c)(h)		1,592	1,542,250
MARB BondCo PLC, 6.88%, 01/19/25(b)(f)		2,000	1,855,000
Minerva Luxembourg SA, 6.50%, 09/20/26(b)(f)		2,000	1,857,500
Post Holdings, Inc., 5.00%, 08/15/26(b)(f)		1,430	1,301,300

			8,393,550

Health Care Equipment & Supplies — 0.1%
Yestar Healthcare Holdings Co. Ltd., 6.90%, 09/15/21		400	328,000

Health Care Providers & Services — 0.6%
HCA, Inc., 4.50%, 02/15/27(f)		1,416	1,338,120
Tenet Healthcare Corp., 4.75%, 06/01/20(f)		1,262	1,258,971

			2,597,091

Health Care Technology — 0.1%
Quintiles IMS, Inc., 3.25%, 03/15/25	EUR	200	224,464

Hotels, Restaurants & Leisure — 2.2%
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	200	243,636
ESH Hospitality, Inc., 5.25%, 05/01/25(b)	USD	633	588,690
GLP Capital LP/GLP Financing II, Inc., 5.38%, 11/01/23(f)		1,307	1,324,906
Grupo Posadas SAB de CV, 7.88%, 06/30/22(b)(f)		1,000	963,768
International Game Technology PLC(b):
6.25%, 02/15/22		550	551,375
6.50%, 02/15/25(f)		1,150	1,132,750
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24(b)(f)		1,362	1,314,330
Ladbrokes Group Finance PLC, 5.13%, 09/16/22	GBP	26	34,314
Sabre GLBL, Inc., 5.38%, 04/15/23(b)(f)	USD	1,343	1,336,285
Schumann SpA, 7.00%, 07/31/23	EUR	200	230,748

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc., 10.00%, 12/01/22(f)	USD	1,247	$1,265,705
Studio City Finance Ltd., 8.50%, 12/01/20		300	299,537

			9,286,044

Household Durables — 1.2%
Beazer Homes USA, Inc., 8.75%, 03/15/22(f)		1,150	1,150,000
K Hovnanian Enterprises, Inc., 10.50%, 07/15/24(b)(f)		1,245	1,033,350
Lennar Corp.:
4.75%, 04/01/21		500	495,625
4.88%, 12/15/23(f)		1,370	1,315,200
TRI Pointe Group, Inc., 4.88%, 07/01/21(f)		1,297	1,238,635

			5,232,810

Independent Power and Renewable Electricity Producers — 0.6%
Calpine Corp., 5.25%, 06/01/26(b)(f)		1,406	1,282,975
Vistra Energy Corp.(f):
7.38%, 11/01/22		760	784,700
7.63%, 11/01/24		360	379,800

			2,447,475

Industrial Conglomerates — 0.1%
Colfax Corp., 3.25%, 05/15/25	EUR	200	211,437

Insurance — 0.7%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.13%, 06/01/48(c)	USD	800	739,600
Asahi Mutual Life Insurance Co., 6.50%(c)(h)		400	376,541
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.00%, 06/08/48(i)	EUR	900	1,045,353
Credit Agricole Assurances SA(5 year EUR Swap + 5.35%), 4.75%, 09/27/48(i)		800	951,650

			3,113,144

Internet Software & Services — 0.4%
VeriSign, Inc.:
4.63%, 05/01/23(f)	USD	1,361	1,340,585
5.25%, 04/01/25		520	514,800

			1,855,385

IT Services — 0.2%
First Data Corp., 5.00%, 01/15/24(b)		576	554,400
InterXion Holding NV, 4.75%, 06/15/25	EUR	200	234,400

			788,800

Leisure Time — 0.6%
Carlson Travel, Inc., 6.75%, 12/15/23(b)(f)	USD	2,704	2,605,980

Media — 3.3%
Altice Financing SA, 5.25%, 02/15/23	EUR	100	115,320
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23	GBP	200	254,920
Bertelsmann SE & Co. KGaA(5 year EUR Swap + 3.21%), 3.50%, 04/23/75(i)	EUR	400	439,946
Cablevision SA, 6.50%, 06/15/21(b)(f)	USD	3,500	3,364,375
CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, 04/01/24(b)(f)		1,150	1,144,250
CSC Holdings LLC, 10.88%, 10/15/25(b)		646	725,942
DKT Finance ApS, 7.00%, 06/17/23	EUR	400	483,002
Lamar Media Corp.:
5.00%, 05/01/23	USD	630	626,850
5.38%, 01/15/24		360	360,000
5.75%, 02/01/26		750	759,375
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(b)(f)		1,360	1,298,800
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24		506	498,410
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	180	219,352
United Group BV, 4.88%, 07/01/24		310	348,065

Security		Par (000)	Value

Media (continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 01/15/25(b)(f)	USD	1,342	$1,311,134
Virgin Media Finance PLC, 6.38%, 10/15/24	GBP	200	256,118
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		200	252,562
Ziggo BV, 5.50%, 01/15/27(b)(f)	USD	1,451	1,298,645

			13,757,066

Metals & Mining — 1.8%
Commercial Metals Co., 5.38%, 07/15/27(f)		1,374	1,229,730
Eterna Capital Pte, Ltd., Series B, 8.00%, 12/11/22(g)		613	541,444
Kaiser Aluminum Corp., 5.88%, 05/15/24		1,315	1,285,412
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	187,450
Steel Dynamics, Inc.:
5.50%, 10/01/24		633	626,670
5.00%, 12/15/26(f)		1,349	1,278,178
Vedanta Resources PLC, 7.13%, 05/31/23		270	241,650
VM Holdings SA, 5.38%, 05/04/27(b)(f)		2,000	1,935,000
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		210	202,650

			7,528,184

Oil, Gas & Consumable Fuels — 8.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 01/15/25(f)		936	952,816
Antero Resources Corp.(f):
5.38%, 11/01/21		630	607,950
5.13%, 12/01/22		1,150	1,081,000
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		110	97,900
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(f)		1,200	1,110,000
Centennial Resource Production LLC, 5.38%, 01/15/26(b)(f)		1,711	1,591,230
Cheniere Corpus Christi Holdings LLC:
5.88%, 03/31/25		620	616,900
5.13%, 06/30/27(f)		1,365	1,288,628
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(b)(g)(j)		1,558	1,586,890
Chesapeake Energy Corp., 7.00%, 10/01/24(f)		1,400	1,211,000
DEA Finance SA, 7.50%, 10/15/22	EUR	200	239,233
Diamondback Energy, Inc., 4.75%, 11/01/24(f)	USD	983	948,595
Energen Corp., 4.63%, 09/01/21		390	386,100
Energy Transfer Equity LP, 7.50%, 10/15/20(f)		1,000	1,040,000
Frontera Energy Corp., 9.70%, 06/25/23(b)(f)		1,000	986,250
Geopark Ltd., 6.50%, 09/21/24(b)(f)		2,000	1,850,000
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(b)(f)		1,500	1,393,125
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		1,279	1,163,890
Hilong Holding Ltd., 7.25%, 06/22/20		200	175,756
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)(f)		1,359	1,263,870
Medco Straits Services Pte Ltd., 8.50%, 08/17/22		650	632,938
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,116	1,272,240
Northern Oil and Gas, Inc., (8.00% Cash or 1.00% PIK), 9.50%, 05/15/23(g)		180	173,250
Oasis Petroleum, Inc., 6.88%, 03/15/22		574	540,995
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(b)		175	167,125
Parsley Energy LLC/Parsley Finance Corp., 5.38%, 01/15/25(b)		550	506,000
Petrobras Global Finance BV(f):
5.30%, 01/27/25		1,015	968,310
6.00%, 01/27/28		2,000	1,885,000
Petroleos Mexicanos, 6.50%, 03/13/27(f)		1,000	940,000
Puma International Financing SA, 5.13%, 10/06/24(b)		1,000	798,750

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Resolute Energy Corp., 8.50%, 05/01/20	USD	630	$620,550
Rio Oil Finance Trust Series 2014-1, 9.25%, 07/06/24(b)		650	694,243
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)(f)		1,000	1,045,000
Sunoco LP/Sunoco Finance Corp., Series WI, 5.88%, 03/15/28(f)		2,769	2,590,067
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.75%, 03/15/24(f)		1,000	1,015,000
TOTAL SA(5 year EUR Swap + 3.35%), 3.37%(h)(i)	EUR	300	350,688
YPF SA(Argentina Deposit Rates Badlar Pvt Banks + 4.00%), 47.83%, 07/07/20(d)	USD	2,000	797,512
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		385	384,969

			34,973,770

Pharmaceuticals — 1.0%
Bausch Health Cos., Inc.(b):
5.63%, 12/01/21(f)		1,439	1,417,415
6.50%, 03/15/22		600	603,000
CVS Health Corp., 4.30%, 03/25/28(f)		2,000	1,955,218
Takeda Pharmaceutical Co. Ltd.:
0.38%, 11/21/20	EUR	100	114,572
0.78%, 11/21/22(c)		110	125,403
1.13%, 11/21/22		100	115,311

			4,330,919

Plastics — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22	USD	200	172,000

Real Estate — 1.8%
ATF Netherlands BV(5 year EUR Swap + 4.38%), 3.75%(h)(i)	EUR	400	441,075
Central China Real Estate Ltd., 6.88%, 10/23/20	USD	300	293,250
China Aoyuan Property Group Ltd., 7.50%, 05/10/21		400	392,356
China SCE Property Holdings Ltd., 7.45%, 04/17/21		500	488,750
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		200	199,000
6.88%, 04/23/21		200	195,519
5.50%, 01/23/22		400	362,000
Country Garden Holdings Co. Ltd., 7.25%, 04/04/21		300	300,375
Easy Tactic Ltd., 8.88%, 09/27/21		200	200,500
Excel Capital Global Ltd., 7.00%(c)(h)		500	495,000
Global Prime Capital Pte Ltd., 7.25%, 04/26/21		200	200,500
Greenland Global Investment Ltd., 7.67%, 09/26/21(c)		300	285,000
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	205,100
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	183,054
KWG Group Holdings Ltd., 9.85%, 11/26/20		200	206,500
Logan Property Holdings Co. Ltd., 8.75%, 12/12/20		400	407,000
New Metro Global Ltd., 6.50%, 04/23/21		500	483,650
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		300	287,250
6.95%, 04/17/21		300	280,500
Redco Group, 6.38%, 02/27/19		200	197,500
Shimao Property Holdings Ltd., 6.38%, 10/15/21		200	199,000
Times China Holdings Ltd., 6.25%, 01/17/21		500	479,970
Xinyuan Real Estate Co. Ltd., 8.13%, 08/30/19		200	186,000
Yuzhou Properties Co. Ltd., 7.90%, 05/11/21		400	396,530
Zhenro Properties Group Ltd., 12.50%, 01/02/21		200	200,203

			7,565,582

Real Estate Management & Development — 0.7%
Agile Group Holdings Ltd., 8.50%, 07/18/21		400	406,000
China Evergrande Group:
6.25%, 06/28/21		300	285,470
4.25%, 02/14/23	HKD	3,000	338,149
7.50%, 06/28/23	USD	200	176,035

Security		Par (000)	Value

Real Estate Management & Development (continued)
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21	USD	200	$153,000
7.38%, 10/04/21		400	290,432
Future Land Development Holdings Ltd.:
5.00%, 02/16/20		240	234,908
6.50%, 09/12/20		200	197,000
Residomo SRO, 3.38%, 10/15/24	EUR	310	344,683
Sunac China Holdings Ltd.:
8.63%, 07/27/20	USD	200	201,500
6.88%, 08/08/20		220	216,026

			2,843,203

Road & Rail — 0.4%
Herc Rentals, Inc., 7.50%, 06/01/22(b)		1,313	1,362,237
The Hertz Corp., 7.38%, 01/15/21		300	291,750
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	200	225,690

			1,879,677

Semiconductors & Semiconductor Equipment — 0.2%
NXP BV/NXP Funding LLC(b):
4.13%, 06/01/21	USD	582	574,725
3.88%, 09/01/22		500	480,000

			1,054,725

Specialty Retail — 0.2%
Autodis SA, 4.38%, 05/01/22	EUR	220	241,037
Baoxin Auto Finance I Ltd., 5.63%(c)(h)	USD	620	517,734
El Corte Ingles SA, 3.00%, 03/15/24	EUR	200	229,723

			988,494

Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., 7.13%, 06/15/24(b)(f)	USD	1,150	1,170,125
Dell, Inc., 4.63%, 04/01/21(f)		580	570,938

			1,741,063

Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24	EUR	100	115,262
Prime Bloom Holdings Ltd.:
7.50%, 12/19/19	USD	300	279,959
6.95%, 07/05/22		470	364,179
SMCP Group SAS, 5.88%, 05/01/23	EUR	53	62,851

			822,251

Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	200	250,306

Trading Companies & Distributors — 0.0%
Rexel SA, 2.63%, 06/15/24	EUR	110	124,772

Transportation Infrastructure — 0.5%
Rumo Luxembourg Sarl, 7.38%, 02/09/24(b)(f)	USD	2,000	2,077,500

Utilities — 0.7%
Huachen Energy Co. Ltd., 6.63%, 05/18/20(n)		300	159,754
Stoneway Capital Corp., 10.00%, 03/01/27(b)(f)		3,373	3,014,534

			3,174,288

Wireless Telecommunication Services — 1.9%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(b)(f)		2,000	2,042,500
Equinix, Inc.:
5.38%, 04/01/23(f)		1,331	1,324,345
2.88%, 03/15/24	EUR	200	228,176
Frontier Communications Corp., 8.50%, 04/01/26(b)(f)	USD	1,458	1,275,750
Intelsat Connect Finance SA, 9.50%, 02/15/23(b)		167	143,620
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	200	212,055
Matterhorn Telecom SA, 3.88%, 05/01/22		220	244,886

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Sprint Corp., 7.88%, 09/15/23(f)	USD	1,343	$1,378,254
T-Mobile USA, Inc., 6.50%, 01/15/26(f)		1,286	1,311,720

			8,161,306

Total Corporate Bonds — 48.1% (Cost — $216,230,829)			203,006,080

Floating Rate Loan Interests(d) — 19.2%

Aerospace & Defense — 0.3%
TransDigm, Inc., 2018 Term Loan F, (1 mo. LIBOR + 2.50%), 5.02%, 06/09/23		1,358	1,278,656

Asset Management — 4.0%
Magnum Intermediate Holdings I LLC, 2nd Lien Term Loan, (Fixed + 13.25%), 13.25%, 10/26/21(a)(k)		17,000	17,000,000

Banks — 1.1%
Caliber Home Loans, Inc., 2018 Revolver, (3 mo. LIBOR + 3.25%), 5.86%, 04/24/21(a)		2,569	2,562,668
Roundpoint Mortgage Servicing Corp., 2018 Term Loan, (1 mo. LIBOR + 3.37%), 5.72%, 08/08/20(a)		2,328	2,328,200

			4,890,868

Building Products — 0.7%
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.80%, 12/14/24		1,088	1,033,037
Ply Gem Midco, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.18%, 04/12/25(a)		2,010	1,826,896

			2,859,933

Capital Markets — 4.5%
A10 Capital, LLC, Mezzanine Term Loan, (1 mo. LIBOR + 6.50%), 8.94%, 03/31/23(a)		19,400	18,973,200

Construction & Engineering — 0.5%
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.77%, 05/23/25		314	292,415
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.52%, 11/21/24		1,789	1,712,132

			2,004,547

Diversified Financial Services — 2.1%
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR + 2.00%), 4.35%, 10/04/19(a)		4,308	4,307,871
LSTAR Securities Financing Vehicle:LPN, 2018 Term Loan, (1 mo. LIBOR + 2.00%), 4.35%, 04/01/21(a)		4,483	4,467,826

			8,775,697

Electrical Equipment — 0.4%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.27%, 04/01/24		1,926	1,825,026

Electronic Equipment, Instruments & Components — 0.4%
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.06%, 02/28/25		1,784	1,618,940

Energy Equipment & Services — 0.1%
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.21%, 11/08/22(a)		381	375,238

Gas Utilities — 0.2%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 8.30%, 07/31/25		753	729,344

Hotels, Restaurants & Leisure — 1.0%
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR + 2.75%), 5.25%, 08/14/24		1,926	1,802,489

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Stars Group Holdings B.V., 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 07/10/25	USD	2,388	$2,302,438

			4,104,927

Oil, Gas & Consumable Fuels — 0.1%
BCP Raptor II LLC, 1st Lien Term Loan, (2 mo. LIBOR + 4.75%), 7.14%, 11/03/25		751	693,736

Software — 3.5%
PowerSchool, 2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.13%, 08/01/26(a)		15,000	14,700,000

Trading Companies & Distributors — 0.2%
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.71%, 08/13/25(a)		750	701,250

Water Utilities — 0.1%
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 8.59%, 08/07/23(a)		397	384,709

Total Floating Rate Loan Interests — 19.2% (Cost — $82,426,668)			80,916,071

Foreign Agency Obligations — 7.1%
Colombia Government International Bond(f):
4.50%, 01/28/26		3,442	3,435,976
3.88%, 04/25/27		1,030	982,878
Egypt Government International Bond:
5.58%, 02/21/23(b)(f)		2,659	2,512,755
5.58%, 02/21/23		1,795	1,696,275
7.50%, 01/31/27		640	609,600
7.50%, 01/31/27(b)		1,249	1,189,673
8.50%, 01/31/47		1,394	1,256,342
Indonesia Government International Bond:
4.75%, 01/08/26		1,325	1,340,884
3.50%, 01/11/28(f)		2,949	2,720,452
4.10%, 04/24/28(f)		735	712,031
5.35%, 02/11/49		725	744,970
Indonesia Treasury Bond, 6.13%, 05/15/28	IDR	30,270,000	1,840,534
Mexico Government International Bond, 3.75%, 01/11/28	USD	630	588,578
Qatar Government International Bond:
4.50%, 04/23/28		800	833,000
5.10%, 04/23/48(b)(f)		1,030	1,080,213
Republic of South Africa Government International Bond:
4.88%, 04/14/26(f)		3,969	3,774,519
4.30%, 10/12/28		1,190	1,057,613
Russian Foreign Bond - Eurobond, 4.75%, 05/27/26		800	792,000
Saudi Government International Bond, 4.50%, 04/17/30		2,000	1,989,000
Turkey Government International Bond:
4.88%, 04/16/43		550	406,313
5.75%, 05/11/47		485	393,456

Total Foreign Agency Obligations — 7.1% (Cost — $31,073,713)			29,957,062

Non-Agency Mortgage-Backed Securities — 15.0%

Collateralized Mortgage Obligations — 0.5%
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 14.80%, 12/26/37(b)(c)		2,186	1,985,520

Commercial Mortgage-Backed Securities — 14.5%
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class E, 5.86%, 06/15/35(b)(c)		3,000	2,973,847

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(c)	USD	1,399	$1,402,806
Barclays Commercial Mortgage Trust, Series 2018-TALL, Class E, 4.89%, 03/15/37(b)(c)		1,000	971,382
BBCMS Mortgage Trust, Series 2017-DELC(b)(c):
Class E, 4.96%, 08/15/36		2,258	2,230,274
Class F, 5.96%, 08/15/36		550	547,278
BENCHMARK Mortgage Trust, Series 2018-B2, 2.70%, 02/15/51(b)(c)		3,000	2,353,486
Benchmark Mortgage Trust, Class D:
Series 2018-B3, 3.06%, 04/10/51(b)		2,500	2,012,457
Series 2018-B7, Class C, 4.86%, 11/15/51(c)		1,986	1,980,184
BWAY Mortgage Trust, Series 2013-1515, Class F, 3.93%, 03/10/33(b)(c)		2,500	2,394,038
BX Commercial Mortgage Trust, Series 2018-IND, Class H, 5.46%, 11/15/35(b)(c)		1,997	1,975,812
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.49%, 04/10/29(b)(c)		2,500	2,524,371
Citigroup Commercial Mortgage Trust, Series 2016-C1(c):
Class C, 4.95%, 05/10/49		1,070	1,077,317
Class D, 4.95%, 05/10/49(b)		3,000	2,782,722
COMM Mortgage Trust, Series 2015-CR23, Class CME, 3.68%, 05/10/48(b)(c)		1,200	1,185,265
GRACE Mortgage Trust, Series 2014, Class G, 3.59%, 06/10/28(b)(c)		2,025	1,964,254
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, (1 mo. LIBOR + 2.50%), 4.96%, 07/15/32(b)(d)		400	393,375
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(c)		857	802,332
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.65%, 03/15/50(b)(c)		2,500	2,364,445
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XD, 1.50%, 06/15/51(b)(c)		11,427	1,248,778
JPMorgan Chase Commercial Mortgage Securities Trust(b):
Series 2013-C13, Class D, 3.99%, 01/15/46(c)		500	477,371
Series 2015-JP1, Class E, 4.24%, 01/15/49(c)		2,030	1,837,701
Series 2017-MAUI, Class E, (1 mo. LIBOR + 2.95%), 5.34%, 07/15/34(d)		1,305	1,275,888
Series 2018-WPT, Class FFX, 5.54%, 07/05/33		1,970	1,925,161
LSTAR Commercial Mortgage Trust, Class C(b)(c):
Series 2016-4, 4.56%, 03/10/49		476	426,047
Series 2017-5, 4.87%, 03/10/50		1,376	1,229,173
Morgan Stanley Capital I Trust:
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		1,000	746,050
Series 2018-H4, Class C, 5.08%, 12/15/51(c)		1,423	1,399,568
Series 2018-MP, Class E, 4.28%, 07/11/40(b)(c)		2,000	1,847,485
Series 2018-SUN, Class F, 5.01%, 07/15/35(b)(c)		1,800	1,770,726
Morgan Stanley Capital I, Inc., Series 2018-H3, Class D, 3.00%, 07/15/51(b)		3,000	2,406,405
Velocity Commercial Capital Loan Trust, Series 2018-1(b):
Class M5, 6.26%, 04/25/48		352	341,361
Class M6, 7.26%, 04/25/48		797	765,728
Wells Fargo Commercial Mortgage Trust:
Series 2015-C28, Class D, 4.13%, 05/15/48(c)		900	778,144
Series 2015-NXS1, Class D, 4.10%, 05/15/48(c)		2,875	2,527,723
Series 2015-NXS4, Class D, 3.60%, 12/15/48(c)		1,074	978,978
Series 2016-C33, Class C, 3.90%, 03/15/59		1,009	945,964
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(c)		1,967	1,571,065
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		3,000	2,352,709
Series 2018-C45, Class D, 3.00%, 06/15/51(b)		2,100	1,671,318

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class D, 5.58%, 04/15/45(b)(c)	USD	725	$726,245

			61,185,233

Total Non-Agency Mortgage-Backed Securities — 15.0% (Cost — $63,508,633)			63,170,753

Preferred Securities — 5.3%

Capital Trusts — 5.3%

Aerospace — 0.5%
Telefonica Europe BV(h):
3.75%(i)		500	576,206
3.88%(c)		1,400	1,451,017

			2,027,223

Auto Components — 0.3%
Volkswagen International Finance NV(h)(i):
3.88%		900	926,743
4.63%		500	564,425

			1,491,168

Banks — 1.6%
ABN AMRO Bank NV(h):
4.75%(c)		800	797,365
5.75%(i)		400	467,282
Banco Bilbao Vizcaya Argentaria SA, 6.13%(c)(h)		800	670,000
Bank of Ireland, 7.38%(h)(i)		200	238,923
CaixaBank SA, 6.75%(h)(i)		1,200	1,387,502
Cooperatieve Rabobank UA, 6.63%(h)(i)		800	995,024
Intesa Sanpaolo SpA, 7.75%(h)(i)		900	1,078,551
Swedbank AB, 6.00%(h)(i)		1,000	952,500

			6,587,147

Construction Materials — 0.1%
Tewoo Group No. 5 Ltd., 5.80%(c)(h)		400	315,788

Diversified Financial Services — 1.2%
Banco Santander SA:
4.75%(c)(h)		800	728,128
6.75%(h)(i)		200	232,842
Barclays PLC:
7.75%(c)(h)		800	769,536
7.88%(h)(i)		900	900,000
BNP Paribas SA, 6.13%(h)(i)		200	237,743
HSBC Holdings PLC, 5.25%(h)(i)		200	227,431
King Talent Management Ltd., 5.60%(c)(h)		220	194,425
UBS Group Funding Switzerland AG, 5.00%(c)(h)		900	748,143
UniCredit SpA, 6.63%(h)(i)		900	968,473

			5,006,721

Electric Utilities — 0.5%
Origin Energy Finance Ltd., 4.00%, 09/16/74(i)		200	231,556
Orsted A/S, 2.25%, 11/24/17(c)		1,400	1,501,519
RWE AG, 2.75%, 04/21/75(i)		200	224,844

			1,957,919

Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., 4.13%, 10/15/26		200	224,205

Insurance — 0.6%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50(i)		800	775,000
AXA SA, 3.25%, 05/28/49(c)		1,400	1,528,868
KDB Life Insurance Co. Ltd., 7.50%, 05/21/78(c)		500	475,000

			2,778,868

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.4%
Naturgy Finance BV, 4.13%(h)(i)	USD	300	$351,037
PTTEP Treasury Center Co. Ltd., 4.60%(h)(i)		300	281,250
Repsol International Finance BV, 3.88%(h)(i)		200	235,223
TOTAL SA, 2.63%(h)(i)		900	1,023,439

			1,890,949

Total Preferred Securities — 5.3% (Cost — $23,485,980)			22,279,988

U.S. Government Sponsored Agency Securities — 0.7%

Collateralized Mortgage Obligations — 0.5%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, 5.66%, 07/25/30(c)		2,000	1,852,161

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust, Series 2018-K73, Class B, 3.85%, 02/25/51(b)(c)		1,000	960,777

Total U.S. Government Sponsored Agency Securities — 0.7% (Cost — $2,910,638)			2,812,938

Total Long-Term Investments — 122.4% (Cost — $543,357,450)			516,243,666

Short-Term Securities — 2.2%

Foreign Agency Obligations — 0.9%
Egypt Treasury Bill(m):
16.60%, 03/05/19	EGP	24,300	1,315,990
16.60%, 04/16/19		44,850	2,373,181

			3,689,171

	Shares	Value

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(o)(p)	5,561,179	$5,561,179

Total Short-Term Securities — 2.2% (Cost — $9,333,801)		9,250,350

Options Purchased — 0.1% (Cost — $282,522)		421,025

Total Investments — 124.7% (Cost — $552,973,773)		525,915,041

Liabilities in Excess of Other Assets — (24.7)%		(104,150,620)

Net Assets — 100.0%		$421,764,421

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Perpetual security with no stated maturity date.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Convertible security.
(k)	When-issued security.
(l)	Zero-coupon bond.
(m)	Rates shown are discount rates or a range of discount rates as of period end.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Annualized 7-day yield as of period end.

(p)

During the period ended December 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,561,179	5,561,179	$5,561,179	$684,698	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A	3.15%	09/07/18	Open	$3,443,108	$3,473,770	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	10/04/18	Open	3,088,750	3,109,749	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	10/04/18	Open	1,188,750	1,196,979	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	10/04/18	Open	1,093,942	1,101,515	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	10/18/18	Open	605,456	607,664	Corporate Bonds	Open/Demand

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A	3.00%	11/05/18	Open	$1,827,500	$1,835,602	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	11/05/18	Open	1,890,000	1,898,379	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	11/05/18	Open	1,707,500	1,715,070	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	11/07/18	Open	1,786,038	1,793,678	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.99	11/08/18	Open	927,500	931,382	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	11/09/18	Open	1,092,500	1,097,004	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	11/09/18	Open	1,069,500	1,073,909	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	11/09/18	Open	1,145,688	1,150,410	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.05	11/09/18	Open	1,587,500	1,594,664	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.03	11/13/18	Open	1,039,312	1,043,316	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.03	11/13/18	Open	868,750	872,096	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	11/29/18	Open	1,685,000	1,689,248	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	11/29/18	Open	1,099,518	1,102,340	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	11/29/18	Open	975,769	978,273	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.85	11/29/18	Open	1,810,000	1,814,729	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/03/18	Open	2,155,589	2,160,538	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.29	12/11/18	Open	1,680,000	1,682,884	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/13/18	Open	1,865,000	1,867,415	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	2,190,240	2,193,361	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,105,960	1,107,536	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,158,338	1,159,988	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,154,798	1,156,443	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,253,160	1,254,946	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	904,470	905,759	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,053,255	1,054,756	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,100,440	1,102,008	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,100,190	1,101,758	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,072,140	1,073,668	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,086,195	1,087,743	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,199,173	1,200,881	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,064,000	1,065,516	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,102,850	1,104,422	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,095,412	1,096,973	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,040,020	1,041,502	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,060,675	1,062,186	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,076,075	1,077,608	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,041,245	1,042,729	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,338,858	1,340,765	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,238,510	1,240,275	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,030,500	1,031,968	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	1,066,822	1,068,343	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	12/14/18	Open	852,500	853,122	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/14/18	Open	2,488,219	2,490,551	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	12/14/18	Open	914,125	915,077	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.60	12/14/18	Open	887,500	888,461	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.70	12/14/18	Open	768,750	769,615	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.70	12/14/18	Open	295,344	295,676	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	12/14/18	Open	650,000	650,691	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,156,306	1,157,655	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,115,520	1,116,821	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,060,500	1,061,737	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	961,610	962,732	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,725,000	1,727,013	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	835,312	836,287	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	727,875	728,724	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	2,673,125	2,676,244	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,218,123	1,219,544	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,129,788	1,131,106	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,098,200	1,099,481	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,148,355	1,149,695	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,137,221	1,138,548	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	1,073,832	1,075,085	Corporate Bonds	Open/Demand

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	2.80%	12/14/18	Open	$980,505	$981,649	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	12/14/18	Open	888,282	889,319	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.90	12/14/18	Open	2,313,330	2,316,125	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/14/18	Open	1,622,500	1,624,359	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.05	12/14/18	Open	1,877,500	1,879,690	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.05	12/14/18	Open	1,730,000	1,732,018	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	12/17/18	Open	1,740,000	1,741,895	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.00	12/17/18	Open	1,690,000	1,691,840	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/19/18	Open	1,005,175	1,006,209	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/19/18	Open	852,500	853,377	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/19/18	Open	918,000	918,945	Corporate Bonds	Open/Demand
BNP Paribas S.A	2.80	12/20/18	Open	3,364,555	3,367,228	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.05	12/20/18	Open	907,687	908,550	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.15	12/20/18	Open	709,650	710,348	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.15	12/20/18	Open	558,337	558,887	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.15	12/20/18	Open	351,900	352,246	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.15	12/20/18	Open	863,750	864,599	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.15	12/20/18	Open	997,625	998,606	Corporate Bonds	Open/Demand
BNP Paribas S.A	3.15	12/20/18	Open	512,575	513,079	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	924,825	925,704	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	764,282	765,008	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	1,000,375	1,001,325	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	822,500	823,281	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	770,000	770,732	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	755,820	756,538	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	840,000	840,798	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/20/18	Open	1,077,757	1,078,781	Corporate Bonds	Open/Demand

				$116,922,631	$117,176,749

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
2-Year U.S. Treasury Note	52	03/29/19	$11,040	$76,280
5-Year U.S. Treasury Note	248	03/29/19	28,443	389,754
U.S. Treasury Ultra Bond	34	03/20/19	5,462	(15,933)

				450,101

Short Contracts:
10-Year U.S. Ultra Long Treasury	206	03/20/19	26,796	(771,489)

				$(321,388)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	440,000	USD	504,873	State Street Bank and Trust Co.	02/05/19	$646
USD	2,963,292	GBP	2,317,000	JPMorgan Chase Bank N.A.	02/05/19	5,222
USD	345,628	HKD	2,697,146	Bank of America N.A.	03/14/19	465

						6,333

USD	3,334,082	IDR	51,374,867,000	JPMorgan Chase Bank N.A.	01/11/19	(228,965)
USD	1,862,625	ARS	76,498,009	BNP Paribas S.A.	01/16/19	(132,075)
USD	107,471	EUR	94,000	Citibank N.A.	02/05/19	(526)

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,888,740	EUR	5,158,000	JPMorgan Chase Bank N.A.	02/05/19	$(37,315)
USD	63,965	EUR	56,000	State Street Bank and Trust Co.	02/05/19	(373)
USD	254,676	EUR	223,000	State Street Bank and Trust Co.	02/05/19	(1,531)
USD	1,026,925	EUR	901,000	State Street Bank and Trust Co.	02/05/19	(8,239)
USD	30,723,207	EUR	26,949,000	UBS AG	02/05/19	(238,647)
USD	134,229	IDR	2,046,314,170	Morgan Stanley & Co. International PLC	03/15/19	(6,521)

						(654,192)

	Net Unrealized Depreciation					$(647,859)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPX Volatility Index	480	01/16/19	USD	27.00	USD	1,296	$54,000

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 03/21/29	3-Month USD LIBOR, 2.81%	Quarterly	2.65%	Semi-annual	Citibank N.A.	03/19/19	2.65%	USD 23,500	$189,037
10-Year Interest Rate Swap, 06/20/29	3-Month USD LIBOR, 2.81%	Quarterly	2.78	Semi-annual	Citibank N.A.	06/18/19	2.78	USD 9,600	177,988

									$367,025

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	B	USD	12,500	$406,645	$899,950	$(493,305)
CDX.NA.HY.31.V1	5.00	Quarterly	12/20/23	B	USD	5,600	121,736	191,733	(69,997)

							$528,381	$1,091,683	$(563,302)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	10,000	$(1,207,708)	$(1,126,286)	$(81,422)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	BBB-	USD	10,000	(1,207,708)	(1,288,919)	81,211
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	15,000	(1,811,562)	(1,118,550)	(693,012)

								$(4,226,978)	$(3,533,755)	$(693,223)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,091,683	$—	$—	$(563,302)
OTC Swaps	—	(3,533,755)	81,211	(774,434)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$466,034	$—	$466,034
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	6,333	—	—	6,333
Options purchased
Investments at value — unaffiliated(b)	—	—	54,000	—	367,025	—	421,025
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid		81,211					81,211

	$—	$81,211	$54,000	$6,333	$833,059	$—	$974,603

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$787,422	$—	$787,422
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	654,192	—	—	654,192
Swaps — centrally cleared
Net unrealized depreciation(a)	—	563,302	—	—	—	—	563,302
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,308,189	—	—	—	—	4,308,189

	$—	$4,871,491	$—	$654,192	$787,422	$—	$6,313,105

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,093,710)	$—	$(1,093,710)
Forward foreign currency exchange contracts	—	—	—	1,009,124	—	—	1,009,124
Options purchased(a)	—	—	(83,056)	—	394,146	—	311,090
Swaps	—	1,243,687	—	—	—	—	1,243,687

	$—	$1,243,687	$(83,056)	$1,009,124	$(699,564)	$—	$1,470,191

(a) Options purchased are included in net realized gain (loss) from investments unaffiliated.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(321,388)	$—	$(321,388)
Forward foreign currency exchange contracts	—	—	—	(647,859)	—	—	(647,859)
Options purchased(a)	—	—	4,032	—	134,471	—	138,503
Swaps	—	(1,256,525)	—	—	—	—	(1,256,525)

	$—	$(1,256,525)	$4,032	$(647,859)	$(186,917)	$—	$(2,087,269)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$83,727,809
Average notional value of contracts — short	$45,348,879
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$21,575,886
Average amounts sold — in USD	$4,595,030
Options:
Average value of option contracts purchased	$17,999
Average notional value of swaption contracts purchased	$8,275,000
Credit default swaps:
Average notional amount-sell protection	$38,900,000

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$—		$12,758
Forward foreign currency exchange contracts	6,333		654,192
Options	421,025	(a)	—
Swaps — Centrally cleared	25,532		—
Swaps — OTC(b)	81,211		4,308,189

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$534,101		$4,975,139
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(79,532)		(12,758)

Total derivative assets and liabilities subject to an MNA	$454,569		$4,962,381

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/ received in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America N.A.	$465	$—	$—	$—	$465
Citibank N.A.	367,025	(526)	—	(366,499)	—
Deutsche Bank AG	81,211	(81,211)	—	—	—
JPMorgan Chase Bank N.A.	5,222	(5,222)	—	—	—
State Street Bank and Trust Co.	646	(646)	—	—	—

	$454,569	$(87,605)	$—	$(366,499)	$465

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
BNP Paribas S.A.	$132,075	$—	$—	$—	$132,075
Citibank N.A.	526	(526)	—	—	—
Deutsche Bank AG	1,288,919	(81,211)	—	(942,000)	265,708
JPMorgan Chase Bank N.A.	266,280	(5,222)	—	—	261,058
Morgan Stanley & Co. International PLC	3,025,791	—	—	(3,025,791)	—
State Street Bank and Trust Co.	10,143	(646)	—	—	9,497
UBS AG	238,647	—	—	—	238,647

	$4,962,381	$(87,605)	$—	$(3,967,791)	$906,985

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$104,919,616	$9,181,158	$114,100,774
Corporate Bonds	338,149	202,196,931	471,000	203,006,080
Floating Rate Loan Interests	—	13,288,213	67,627,858	80,916,071
Foreign Agency Obligations	—	29,957,062	—	29,957,062
Non-Agency Mortgage-Backed Securities	—	63,170,753	—	63,170,753
Preferred Securities	—	22,279,988	—	22,279,988
U.S. Government Sponsored Agency Securities	—	2,812,938	—	2,812,938
Short-Term Securities:
Foreign Agency Obligations	—	3,689,171	—	3,689,171
Money Market Funds	5,561,179	—	—	5,561,179
Options Purchased:
Equity Contracts	54,000	—	—	54,000
Interest rate contracts	—	367,025	—	367,025

	$5,953,328	$442,681,697	$77,280,016	$525,915,041

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$81,211	$—	$81,211
Forward foreign currency exchange contracts	—	6,333	—	6,333
Interest rate contracts	466,034	—	—	466,034
Liabilities:
Credit contracts	—	(1,337,736)	—	(1,337,736)
Forward foreign currency exchange contracts	—	(654,192)	—	(654,192)
Interest rate contracts	(787,422)	—	—	(787,422)

	$(321,388)	$(1,904,384)	$—	$(2,225,772)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $117,176,749 are categorized as Level 2 within the disclosure hierarchy.

During the period ended December 31, 2018, there were no transfers between Level 1 and Level 2.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Multi-Sector Opportunities Trust

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of February 23, 2018(a)	$—	$—	$—	$—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	42,842	—	283	43,125
Net realized gain (loss)	(52,938)	—	4,930	(48,008)
Net change in unrealized appreciation (depreciation)(b)(c)	(1,008,552)	—	(668,817)	(1,677,369)
Purchases	13,080,985	471,000	70,600,284	84,152,269
Sales	(2,881,179)	—	(2,308,822)	(5,190,001)

Closing Balance, as of December 31, 2018	$9,181,158	$471,000	$67,627,858	$77,280,016

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 (c)	$(1,008,552)	$—	$(668,817)	$1,677,369

(a)	Commencement of operations.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $41,306,816. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs		Range of Unobservable Inputs Utilized
Assets:
Floating Rate Loan Interests	$35,973,200	Market	Recent Transactions	(a)	—
		Income	Discount Rate	(b)	10%

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities

December 31, 2018

BlackRock Multi-Sector Opportunities Trust

ASSETS
Investments at value — unaffiliated (cost — $547,412,594)	$520,353,862
Investments at value — affiliated (cost — $5,561,179)	5,561,179
Cash	246,033
Cash pledged:
Collateral — OTC derivatives	4,911,000
Collateral — reverse repurchase agreements	1,320,085
Futures contracts	128,000
Foreign currency at value (cost — $7,895,746)	8,019,195
Receivables:
Interest — unaffiliated	7,195,822
Investments sold	3,635,418
Variation margin on centrally cleared swaps	25,532
Dividends — affiliated	19,838
Unrealized appreciation on:
OTC swaps	81,211
Forward foreign currency exchange contracts	6,333
Prepaid expenses	2,976

Total assets	551,506,484

LIABILITIES
Cash received as Collateral — OTC derivatives	530,000
Reverse repurchase agreements at value	117,176,749
Payables:
Investments purchased	6,195,417
Investment advisory fees	569,382
Other accrued expenses	285,566
Variation margin on futures contracts	12,758
Trustees’ and Officer’s fees	9,810
Swap premiums received	3,533,755
Unrealized depreciation on:
OTC swaps	774,434
Forward foreign currency exchange contracts	654,192

Total liabilities	129,742,063

NET ASSETS	$421,764,421

NET ASSETS CONSIST OF
Paid-in capital	$458,825,296
Accumulated loss	(37,060,875)

NET ASSETS	$421,764,421

NET ASSET VALUE
Based on net assets of $421,764,421 and 4,657,908 shares outstanding, unlimited number of shares authorized, $0.001 par value	$90.55

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Period February 23, 2018(a) to December 31, 2018

BlackRock Multi-Sector Opportunities Trust

INVESTMENT INCOME
Interest — unaffiliated	$25,521,862
Dividends — affiliated	684,698
Dividends — unaffiliated	482,761
Foreign taxes withheld	(135,447)

Total investment income	26,553,874

EXPENSES
Investment advisory	5,223,219
Professional	155,141
Accounting services	64,581
Transfer agent	63,345
Custodian	61,800
Printing	42,068
Trustees and Officer	41,361
Miscellaneous	68,778

Total expenses excluding interest expense and fees	5,720,293
Interest expense and fees	1,044,175

Total expenses	6,764,468
Less fees waived and/or reimbursed by the Manager	(33,509)

Total expenses after fees waived and/or reimbursed	6,730,959

Net investment income	19,822,915

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,717,083)
Futures contracts	(1,093,710)
Forward foreign currency exchange contracts	1,009,124
Foreign currency transactions	161,190
Payment by affiliate(b)	3,172
Swaps	1,243,687

(8,393,620)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(27,058,732)
Futures contracts	(321,388)
Forward foreign currency exchange contracts	(647,859)
Foreign currency translations	123,728
Swaps	(1,256,525)

(29,160,776)

Net realized and unrealized loss	(37,554,396)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(17,731,481)

(a)	Commencement of operations
(b)	Includes a payment by an affiliate of $3,172 to compensate for a trade operating event.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Changes in Net Assets

BlackRock Multi-Sector Opportunities Trust
Period from 02/23/18(a) to 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,822,915
Net realized loss	(8,393,620)
Net change in unrealized appreciation (depreciation)	(29,160,776)

Net decrease in net assets resulting from operations	(17,731,481)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(19,329,394)
From return of capital	(6,659,698)

Decrease in net assets resulting from distributions to shareholders	(25,989,092)

CAPITAL SHARE TRANSACTIONS
Proceeds from common shares sold	461,889,017
Reinvestment of common shares distributions	3,495,977

Net increase in net assets derived from capital share transactions	465,384,994

NET ASSETS
Total increase in net assets	421,664,421
Beginning of period	100,000

End of period	$421,764,421

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Period February 23, 2018(a) to December 31, 2018

BlackRock Multi-Sector Opportunities Trust

CASH USED FOR OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(17,731,481)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	246,460,189
Purchases of long-term investments	(796,575,968)
Net purchases of short-term securities	(9,333,801)
Amortization of premium and accretion of discount on investments and other fees	(1,689,416)
Net realized loss on investments	9,717,083
Net unrealized (appreciation) depreciation on investments, swaps and foreign currency translations	29,284,504

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(7,195,822)
Dividends — affiliated	(19,838)
Variation margin on centrally cleared swaps	(25,532)
Prepaid expenses	(2,976)

Increase (Decrease) in Liabilities:
Cash received as collateral - OTC derivatives	530,000
Payables:
Investment advisory fees	569,382
Interest expense and fees	254,118
Trustees’ and Officer’s fees	9,810
Other accrued expenses	285,566
Variation margin on futures contracts	12,758
Swap premiums received	3,533,755

Net cash used for operating activities	(541,917,669)

CASH PROVIDED BY FINANCING ACTIVITIES
Proceeds from issuance of Common Shares	461,889,017
Net borrowing of reverse repurchase agreements	116,922,631
Cash dividends paid to Common Shareholders	(22,493,115)

Net cash provided by financing activities	556,318,533

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$123,449

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	14,524,313
Restricted and unrestricted cash and foreign currency at value at beginning of period	100,000

Restricted and unrestricted cash and foreign currency at value at end of period	$14,624,313

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$790,057

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$3,495,977

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$246,033
Cash pledged:
Collateral — reverse repurchase agreements	1,320,085
Collateral — OTC derivatives	4,911,000
Futures contracts	128,000
Foreign currency at value	8,019,195

$14,624,313

(a)	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock Multi-Sector Opportunities Trust
	Period from 02/23/18(a) to 12/31/18

Net asset value, beginning of period	$100.00

Net investment income(b)	4.29
Net realized and unrealized gain	(8.11)

Net decrease from investment operations	(3.82)

Distributions(c)
From net investment income	(4.19)
From return of capital	(1.44)

Total distributions	(5.63)

Net asset value, end of period	$90.55

Total Return(d)
Based on net asset value	(3.95	)%(e)(f)

Ratios to Average Net Assets
Total expenses	1.78	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	1.77	%(g)(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.50	%(g)(i)

Net investment income	5.23	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$421,764

Borrowings outstanding, end of period (000)	$117,177

Portfolio turnover rate	57%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices. No secondary market for the Trust’s common shares exists.
(e)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.78%.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Multi-Sector Opportunities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Prior to commencement of operations on February 23, 2018, the Trust had no operations other than those relating to organizational matters and the sale of 1,000 Common Shares on February 9, 2018 to BlackRock Holdco. 2, Inc., an affiliate of the Trust, for $100,000. Investment operations for the Trust commenced on February 23, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, and swaps) or certain borrowings ( e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. See Note 8, Income Tax Information, for the tax character of the Trust’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Organization costs associated with the establishment of the Trust and offering expenses of the Trust with respect to the issuance of shares (other than the sales load) were paid by the Manager.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trust.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trust.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trust’s net assets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of the Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the period ended December 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust were $45,633,262 and 2.68% respectively.

Reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$44,359,858	$(44,359,858)	$—	$—
BNP Paribas S.A	31,869,440	(31,869,440)	—	—
Credit Suisse Securities (USA) LLC	607,664	(607,664)	—	—
RBC Capital Markets, LLC	40,339,787	(40,339,787)	—	—

	$117,176,749	$(117,176,749)	$—	$—

(a)

Collateral with a value of $137,706,707 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Trust purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Trust purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trust’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Barrier options — The Trust may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trust may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trust’s counterparty on the swap agreement becomes the CCP. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trust from its counterparties are not fully

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Trust for which BIL and BRS acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Trust to the Manager.

Expense Waivers: With respect to the Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended December 31, 2018, the amount waived was $33,509.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the period ended December 31, 2018, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: During the period ended December 31, 2018, the Trust received a reimbursement of $3,172 from an affiliate, which is included in payment by affiliate in the Statement of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the period ended December 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$754,801,675	$203,508,632
U.S. Government Securities	45,941,679	45,630,782

	$800,743,354	$249,139,414

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for the period ended December 31, 2018. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

12/31/18
Ordinary income	$19,329,394
Return of capital	6,659,698

$25,989,092

As of period end, the tax components of accumulated loss were as follows:

Capital loss carryforwards	$(7,732,699)
Net unrealized losses(a)	(28,924,336)
Qualified late-year losses(b)	(403,840)

$(37,060,875)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the classification of investments, and the accounting for swap agreements.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $7,732,699.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$553,260,244
Gross unrealized appreciation	1,423,777
Gross unrealized depreciation	(30,452,647)

Net unrealized depreciation	$(29,028,870)

9.	PRINCIPAL RISKS

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

The Trust will terminate at the close of business on February 22, 2024; however, the Board of Trustees may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Trust is not a target term fund and thus does not seek to return its initial public offering price of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because the Trust does not list its common shares on any securities exchange, an investment in the Trust, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Trust.

For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trust should the counterparty fail to perform under the contracts. Options written by the Trust do not typically give rise to counterparty credit risk, as options written generally obligate the Trust, and not the counterparty, to perform. The Trust may be exposed to counterparty credit risk with respect to options written to the extent the Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: The Trust may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Shares issued and outstanding for the period February 23, 2018 to December 31, 2018, increased by 56,087 as a result of dividend reinvestment and 4,601,821 from the initial public offering.

Beginning one year after the completion of this offering and ending upon the adoption of a plan of liquidation, the Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board.

As of December 31, 2018, BlackRock Holdco 2, Inc., an affiliate of the Trust, owned 1,000 shares of the Trust.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trust has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to Financial Statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Multi-Sector Opportunities Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Multi-Sector Opportunities Trust (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period from February 23, 2018 (commencement of operations) to December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period from February 23, 2018 (commencement of operations) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the period ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund.

	Months Paid
Interest-Related Dividends for Non-U.S. Residents(a)	June, September, December	38.58%
Federal Obligation Interest(b)	June, September, December	0.96%

(a)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”), all dividends or other distributions (together, a “dividend”) declared for your common shares of the Trust will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Trust’s dividend reinvestment plan (the “Reinvestment Plan”), in additional common shares of the Trust. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your broker/other financial intermediary or if your shares are held directly by the fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued common shares in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, through the internet at www.computershare.com/blackrock, or in writing to Computershare, P. O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	39

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	71 RICs consisting of 71 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	71 RICs consisting of 71 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	71 RICs consisting of 71 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 71 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	71 RICs consisting of 71 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	71 RICs consisting of 71 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 71 Portfolios	None

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 71 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 71 RICs consisting of 71 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Effective January 1, 2019, Henry Gabbay is appointed as an Independent Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

BlackRock (Singapore) Limited

079912 SIngapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trust for any particular quarter may be more or less than the amount of net investment income earned by the Trust during such quarter. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Trust’s taxable income and net capital gains, but not in excess of the Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the respective Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock, Inc. or its subsidiaries (“BlackRock”) has entered into an arrangement with Markit Indices Limited (“Markit”) related to derivative fixed-income products that are based on certain iShares exchange-traded funds (“ETFs”). Markit is the index provider for underlying fixed-income indexes used by such iShares ETFs. In connection with these derivative products, BlackRock will receive payments for licensing intellectual property belonging to BlackRock and for facilitating provision of data in connection with such derivative products. These payments may be based on the trading volumes of, or revenues generated by, such products. The Trust may transact in such products where permitted by the Trust’s investment strategy. These transactions could contribute to the viability of such products, potentially leading to increased payments to BlackRock, greater liquidity for such products, increased purchases of the applicable iShares ETFs and increased assets under management for BlackRock.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Trust’s Form N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	43

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notice

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
$3.957906	—	—	$1.667094	$5.625000	70%	—	—	30%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

LIBOR	London Interbank Offered Rate

S&P	Standard & Poor’s

Currency Abbreviations

ARS	Argentina Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

HKD	Hong Kong Dollar

USD	United States Dollar

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust	$59,670	$0	$0	$0	$20,000	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)  None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust	$20,000	$0

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Amer Bisat, Managing Director at BlackRock, Rick Rieder, Managing Director at BlackRock, Ronald Redmond, Managing Director at BlackRock, Sacha Bacro, Managing Director at BlackRock, Robert Wuertz, Director at BlackRock and Jacob Caplain, Director at BlackRock. Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain have been members of the Fund’s portfolio management team since 2018.

Portfolio Manager	Biography
Amer Bisat	Managing Director of BlackRock, Inc. since 2013; Partner at Traxis from 2007 to 2013; Partner at Rubicon from 2004 to 2007; Portfolio Manager at UBS from 2002 to 2004; Portfolio Manager at Morgan Stanley Investment Management from 1999 to 2002. Senior economist at the IMF from 1991 to 1998.
Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
Ronald Redmond	Managing Director of BlackRock, Inc. since 2013; Managing Director of Deutsche Bank Securities from 2007 to 2012.
Sacha Bacro	Managing Director of BlackRock, Inc. since 2005; Director of BlackRock, Inc. from 2002 to 2004; Vice President of BlackRock, Inc. from 2000 to 2001. Employed at BlackRock, Inc. since 1995.
Robertz Wuertz	Director of BlackRock, Inc. since 2012.
Jacob Caplain	Director of BlackRock, Inc. since 2019, Vice President of BlackRock, Inc. from 2018 to 2017; Associate of BlackRock, Inc. from 2015 to 2016; Analyst of BlackRock, Inc. from 2012 to 2014.

(a)(2) As of December 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Amer Bisat	15	13	0	0	0	0
	$59.50 Billion	$14.53 Billion	$0	$0	$0	$0
Rick Rieder	12	18	10	0	0	3
	$58.12 Billion	$17.04 Billion	$6.23 Billion	$0	$0	$395.3 Million
Ronald Redmond	0	6	0	0	0	0
	$0	$306.6 Million	$0	$0	$0	$0
Sacha Bacro	0	7	0	0	0	0
	$0	$518.3 Million	$0	$0	$0	$0
Robert Wuertz	1	2	0	0	0	0
	$198.3	$2.38 Billion	$0	$0	$0	$0
Jacob Caplain	1	5	0	0	0	0
	$198.3 Million	$2.94 Billion	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)  As of December 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Amer Bisat	A combination of market-based indices (e.g., EMBI Global Non-Diversified Index) and certain fund industry peer groups.
Rick Rieder Ronald Redmond Sacha Bacro Robert Wuertz Jacob Caplain	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation -

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)       Beneficial Ownership of Securities – As of December 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Amer Bisat	None
Rick Rieder	Over $1 Million
Ronald Redmond	None
Sacha Bacro	None
Robert Wuertz	None
Jacob Caplain	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Opportunities Trust

Date: March 8, 2019